EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of WorldHeart Corporation (the "Company") for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, D. Mark Goudie, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2005.

Dated:  May 16, 2005                /s/ D. Mark Goudie
                                    --------------------------------------------
                                    D. Mark Goudie, Vice President Finance
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

------------------
* A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.